     As filed with the Securities and Exchange Commission on March 24, 1997.

                                              Registration No. 333-_____

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                 S3 INCORPORATED
             (Exact name of registrant as specified in its charter)


              Delaware                             77-0204341
   ------------------------------        ------------------------------
  (State or other jurisdiction of               (I.R.S. Employer
   incorporation or organization)             Identification No.)

   2801 Mission College Boulevard
      Santa Clara, California                        95052
   ------------------------------        ------------------------------
       (Address of Principal                       (Zip Code)
         Executive Offices)

                       1989 STOCK PLAN OF S3 INCORPORATED
               --------------------------------------------------
                            (Full title of the plan)

                                                    Copy to:
          GARY J. JOHNSON                      JORGE A. DEL CALVO
President and Chief Executive Officer           KAREN A. DEMPSEY
          S3 Incorporated                Pillsbury Madison & Sutro LLP
   2801 Mission College Boulevard                P.O. Box 7880
   Santa Clara, California 95052            San Francisco, CA 94120
         (408) 980-5400                          (415) 983-1000
   ------------------------------        ------------------------------
    (Name, address and telephone
    number, including area code,
       of agent for service)

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
Title of          Amount     Proposed Maximum       Proposed          Amount of
Securities To      To Be      Offering Price    Maximum Aggregate   Registration
Be Registered  Registered(1)   per Share(2)     Offering Price(1)        Fee
--------------------------------------------------------------------------------
Common Stock     1,500,000       $13.3125         $19,968,750         $6,051.14
--------------------------------------------------------------------------------

(1)   Calculated pursuant to General Instruction E on Form S-8.

(2) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices as reported on the Nasdaq National Market on March 20, 1997.
                                -----------------

      The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

--------------------------------------------------------------------------------

                        INFORMATION REQUIRED PURSUANT TO
                        --------------------------------
                        GENERAL INSTRUCTION E TO FORM S-8
                        ---------------------------------

GENERAL INSTRUCTION E INFORMATION

     This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

     The Registrant's Form S-8 Registration Statement filed with the Securities and Exchange Commission on April 7, 1993, August 1, 1994, February 13, 1995, May 16, 1995, April 18, 1996, May 23, 1996, and February 11, 1997, File Nos.
33-60666, 33-82280, 33-89388, 33-92372, 33-33726, 333-04439, and 333-21573
respectively, are hereby incorporated by reference.


INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

     (1) The Registrant's Annual Report on Form 10-K (File No. 0-21126) for the fiscal year ended December 31, 1995, which contains, among other things, the consolidated financial statements of Registrant and certain supplementary data for the fiscal year ended December 31, 1995 together with the report thereon of Deloitte & Touche LLP, independent auditors.

     (2) The Registrant's Quarterly Reports on Form 10-Q (File No. 0-21126) for the quarters ended March 31, June 30 and September 30, 1996; the Registrant's Current Report on Form 8-K (File No. 0-21126), filed September 18, 1996.

     (3) The description of Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A, filed on January 21, 1993.

     In addition, all documents subsequently filed by the Registrant pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on March 21, 1997.

                                 S3 INCORPORATED



                                        By      /s/  GARY J. JOHNSON
                                           ------------------------------------
                                                     Gary J. Johnson
                                                      President and
                                                 Chief Executive Officer
                                              (Principal Executive Officer)


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  Name                                   Title                       Date
                  ----                                   -----                       ----

         /s/  GARY J. JOHNSON           President and Chief Executive Officer   March 21, 1997
------------------------------------    (Principal Executive Officer) and
            Gary J. Johnson             Director


           DALE R. LINDLY*              Acting Chief Financial Officer          March 21, 1997
------------------------------------    (Principal Financial and
           Dale R. Lindly               Accounting Officer)


         DIOSDADO P. BANATAO*           Chairman of the Board                   March 21, 1997
------------------------------------
          Diosdado P. Banatao


            TERRY N. HOLDT*             Vice Chairman of the Board              March 21, 1997
------------------------------------
             Terry N. Holdt


            RONALD T. YARA*             Director                                March 21, 1997
------------------------------------
             Ronald T. Yara

                                      -3-


                  Name                                   Title                       Date
                  ----                                   -----                       ----


           JOHN C. COLLIGAN*            Director                                March 21, 1997
------------------------------------
            John C. Colligan


            ROBERT P. LEE*              Director                                March 21, 1997
------------------------------------
             Robert P. Lee


          CARMELO J. SANTORO*           Director                                March 21, 1997
------------------------------------
           Carmelo J. Santoro


*By     /s/  GARY J. JOHNSON
    --------------------------------
             Gary J. Johnson
             Attorney-in-Fact


                                INDEX TO EXHIBITS
                                -----------------


Exhibit
-------
Number                          Exhibit
------                          -------


 5.1                Opinion regarding legality of securities to be offered.

23.1                Independent Auditors' Consent.

23.2                Consent of Pillsbury Madison & Sutro LLP (included in
                    Exhibit 5.1).

24.1 to 24.7        Powers of Attorney for directors and certain officers of S3
                    Incorporated, authorizing the signing of the registration statement on Form S-8 on their behalf.

                                       -5-